ALPHA FIDUCIARY QUANTITATIVE STRATEGY FUND

A series of PFS Funds

Supplement dated October 4, 2024
to the Statement of Additional Information
dated November 30, 2023

Effective September 6, 2024, Mr. Allen C. Brown retired and has concluded his service as a Trustee of the Board of Trustees of the Trust and an Audit Committee member. Any references to his role as a Trustee and Audit Committee member should be disregarded.

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This Supplement, and the existing Statement of Additional Information dated November 30, 2023, provide relevant information for all shareholders and should be retained for future reference. The Statement of Additional Information dated November 30, 2023 has been filed with the Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-888-266-3996.